INVESTOR PRESENTATION Q4 2022

2 Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: • the U.S. and global economies, and consumer and corporate customers, including economic activity, market liquidity, employment levels and labor shortages, including the effects of inflation, a potential recession or slowed economic growth; • losses ("ACL") on loans and provision for credit losses on loans may be effected by deterioration in economic conditions, which may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our ACL on loans no longer being adequate to cover actual losses, and require us to increase our ACL on loans; • changes in the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; the transition away from LIBOR toward new interest rate benchmarks; • fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; • results of examinations of us by the bank regulators, including the possibility that any such regulatory authority may, among other things, initiate an enforcement action against the Company or our bank subsidiary which could require us to increase our ACL on loans, write-down assets, change our regulatory capital position, affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements on us, any of which could affect our ability to continue our growth through mergers, acquisitions or similar transactions and adversely affect our liquidity and earnings; • our ability to control operating costs and expenses; • the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • our ability to retain key members of our senior management team; • costs and effects of litigation, including settlements and judgments; • our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames or at all, and any goodwill charges related thereto and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, which might be greater than expected; • risks related to acquiring assets in or entering markets in which we have not previously operated and may not be familiar; • increased competitive pressures among financial service companies; • adverse changes in the securities markets; • inability of key third-party providers to perform their obligations to us; • changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the FASB, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and • other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services, and the other risks detailed from time to time in our filings with the SEC including our Annual Form 10-K and Quarterly Form 10-Qs. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward- looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating results and stock price performance. All dollars throughout the entire presentation are in millions unless otherwise noted, except per share amounts. FORWARD LOOKING STATEMENTS

COMPANY OVERVIEW

4 OVERVIEW Overview NASDAQ symbol HFWA Stock price $29.45 Market capitalization $1.03 billion Institutional ownership 79.3% Headquarters Olympia, WA # of branches 51 Year established 1927 Q4 2022 Financial Highlights Assets $6.98 billion Deposits $5.92 billion Loans receivable $4.05 billion Net income (GAAP) $22.5 million Pre-tax, pre-provision income (non-GAAP) $29.3 million Net interest margin 3.98% ROAE (GAAP) 11.46% ROATCE (non-GAAP) 17.21% Efficiency ratio 58.0% Leverage ratio 9.7% Total capital ratio 14.0%– Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. – Market information as of January 10, 2023. – Refer to Appendix for calculation of non-GAAP financial measure. – Return on average equity ("ROAE"). Return on average tangible common equity ("ROATCE"). Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, Idaho Heritage Branch

Heritage Financial CORPORATION

COMPANY STRATEGY

Allocate capital to organically grow our core banking business	• Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets in and adjacent to our current footprint included our recent branch openings in Eugene, Oregon and Boise, Idaho • Disciplined approach to concentration risk and active portfolio management
Improve operational efficiencies and rationalize branch network	• Achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions, including improvement in the efficiency ratio to 58.0% during Q4 2022 compared to 66.6% for the same quarter in 2021 • Closed/Consolidated 35 branches since the beginning of 2010, including 12 branches in 2021
Generate stable profitability and risk adjusted returns	• 1.26% return on average assets and 11.46% return on average equity in Q4 2022, annualized • Five-year growth in tangible book value, excluding AOCI (non-GAAP) of $5.75, or 45.1%, to $18.50 at December 31, 2022 from $12.75 at December 31, 2017
Active and disciplined in M&A	• Be the "acquirer of choice" in the Pacific Northwest • Most acquisitive bank in Oregon and Washington since 2013 with 5 acquisitions • Target Metrics = IRR of >15% with earnbacks < 3 years
Maintain conservative underwriting standards and actively manage the loan portfolio	• Long track record of strong underwriting with conservative risk profile • Disciplined approach to concentration risk • Nonaccrual loans decreased 75.1% since December 31, 2021 to 0.08% of total assets
Focus on core deposits is key to franchise value over the long term	• 35.5% noninterest demand deposits to total deposits • Noninterest demand deposit CAGR of 17% since 2017 • 0.16% cost of total deposits; top 25% performance among US publicly traded banks
Proactive capital management	• History of increasing regular dividends and utilizing special dividends to manage capital • Repurchases totaled $2.5 million, or 100,090 shares, of common stock in 2022. Repurchases in 2021 totaled $22.1 million, or 904,972 shares of common stock, and represented approximately 2.5% of common stock outstanding at December 31, 2020 • Strong capital ratios: Leverage ratio = 9.7%; Total capital ratio = 14.0%

- Refer to Appendix for calculation of non-GAAP financial measure.
- Comparable cost of total deposits information provided by S&P Global Market Intelligence for the third quarter of 2022 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion; excluding pending merger targets.
- Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

5

Heritage Financial CORPORATION

TECHNOLOGY STRATEGY

Objective: Invest in technologies that enable ***Community Banking @ Scale***

HeritageONE Technology convergence & omni-channel experiences	• Cutting-edge, proprietary ecosystem providing Heritage the ability to develop custom business applications and systems integrations • Results in opportunity to integrate processes and technologies to create highly converged, omni-channel customer experiences • Designed to minimize the cost of internal solution development and accelerate the Bank's ability to integrate with best of breed vendor solutions • Investment in JAM FINTOP Blockchain fund, providing access to early-stage opportunities across the spectrum of Fintech innovation to partner and extend the capabilities of the HeritageONE ecosystem
2022-2024 Roadmap Integration and process efficiency	• Continued investment in HeritageONE based solutions, expanding the capabilities of existing tools and adding several new tools to drive efficiency and unified customer-experiences • Enhance digital account opening capabilities in partnership with Q2; unified call, chat and self-service IVR solution in partnership with Cisco • Customize online banking and call center platforms to leverage data to drive personalized and omni-channel experiences
Key Outcomes Community Banking @ Scale	• Heritage Bank positioned to be a technology leader among Community Banks • Next generation front & back office integration delivering efficiency, consistency and scalability • Bankers equipped with better sales and service tools to meet growth & profitability objectives • Vastly improved customer experience for on-boarding & managing complex banking relationships

6

7 HeritageONE Proprietary technology ecosystem for converging product and service solutions to enable Community Banking @ Scale TECHNOLOGY INNOVATION Build Our proprietary HeritageONE platform provides an API-based framework and set of tools for selective in-house development of applications and integrations to fill the gap in available solutions that create efficient, scalable, and well orchestrated business processes for Commercial Community Banks. HeritageONE business application development is focused on opportunities to create differentiated and value-added service experiences for our core customers: Commercial Loans 360 (CL360) • Streamlines Commercial Lending processes • Single platform for all credit actions Heritage 360 (H360) • “Single pain of glass” for relationship mgmt. • Keeps service and decisions close to the customer • Automates immediate service needs • 99% reduction in time to fill some service requests Treasury Management 360 (TM360) • Single platform for onboarding all TM services • Automates setup tasks • Customer gets immediate access to key services Partner Investment in the HeritageONE ecosystem frees us from sole dependency on our core provider, enabling the bank to pursue relationships with other third-party innovators. This in turn will allow us to bring to market new and creative solutions that ensure that our customers have access to the best options for when, where and how they want to bank with Heritage. Integrate Leveraging our proprietary HeritageONE middleware capabilities to create API-level integrations to maximize the value and effectiveness of in-house and third-party solutions and enable true omni-channel customer experiences.

Heritage Financial CORPORATION

ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") PRACTICES

We are committed to environmental and sustainability efforts, our human capital, our customers and strengthening the communities and markets in which we operate.

Environment and Sustainability

- Have a Green Team Committee focused on sustainability.
- Achieved a Gold Sustainability at Work certification for the Portland office.
- Participating in an energy-saving pilot program with our Hillsboro branch in partnership with Energy Trust of Oregon and Strategic-Energy Management.
- Continually reducing our carbon footprint through branch consolidations and focus on recycling.
- Invested in solar tax credits in 2022 for a solar photovoltaic project with the capacity of 3 megawatts that produces clean energy, reduces greenhouse gas emissions, reduces harmful pollutant emissions, and creates jobs.

Social Responsibility and Human Capital

- Established a DEI ("Diversity, Equity, and Inclusion") Plan, a DEI Statement, a DEI Council and a DEI Officer who has been certified by the National Diversity Council and serves on the Washington Bankers Association DEI Committee.
- In 2022, the company dedicated an afternoon to volunteering at organizations and nonprofits throughout our communities and closed all customer facing locations early. Over 500 employees participated and volunteered over 1,500 hours of service.
- Donated $1.4 million in 2022 and $1.3 million in 2021, through our Heritage Helps community investment and giving program, focused on driving positive impact in the areas of: education and youth development; health and human services; business and economic development; environmental stewardship; and social equity.
- Financed more than $166 million in 2022 and $152 million in 2021 of affordable housing projects and made equity investments of $83 million in 2022 and $29 million in 2021 to support low income housing.
- Provided a $10 million loan to broaden the capacity of the Washington State Small Business Flex Fund.
- Awarded the American Bankers Association Community Commitment Award for Affordable Housing.
- The Bank formed the Heritage Bank Community Development Entity with $50 million in capitalization.

Governance

- Supervised by an engaged Board who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, its shareholders, employees and communities, including environmental, social, and governance practices.
- Added two directors with technology industry experience during 2022 and one with financial expertise in Q1 2023.
- Established the Board of Director's Technology Committee in 2022 to assist the Board in its oversight of the role of technology in executing the strategy and supporting the business and operational requirements of the Company.
- Utilizes the Sustainability Accounting Standards Board Commercial Bank framework and industry guidance published by respected national and international organizations to identify risks and develop our ESG risk framework.
- Maintain effective governance practices including Corporate Governance Guidelines, Committee Charters, Stock Ownership Guidelines, a Code of Ethics Policy and a Whistleblower Policy.

9 6.5% 15.2% 4.8% 12.6% $87,753 3.2% 12.1% $72,465 Seattle MSA Portland MSA USA 2022-2027 Proj, population growth 2022-2027 Proj. median household income growth Median household income $105,233 $87,753 $72,465 STRONG AND DIVERSE ECONOMIC LANDSCAPE Market Highlights Major Employers in the Pacific Northwest Market Demographics Seattle MSA Portland MSA 3.4% 14.2% Unemployment rate in November 2022 (compared to 4.0% for Washington state and 3.6% for USA) 2022-2027 proj. growth in household income for Washington state 4.0% 13.6% Unemployment rate in November 2022 (compared to 4.4% for Oregon state and 3.6% for USA) 2022-2027 proj. growth in household income for Oregon state – Economic data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence. Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment. MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000

10 MAJOR MSA FUNDS UNDER MANAGEMENT Seattle MSA Funds Under Management = Loans + Deposits $2,770 $2,941 $3,845 $4,020 $4,960 $5,286 $5,322 $5,184 $5,062 $4,879 $1,294 $1,415 $1,850 $1,909 $1,936 $1,981 $2,009 $2,005 $2,016 $2,026 $1,476 $1,526 $1,995 $2,111 $2,650 $3,231 $3,274 $3,174 $3,046 $2,853 Total loans, excluding SBA PPP loans SBA PPP loans Deposits 2016 2017 2018 2019 2020 2021 Q12022 Q2 2022 Q3 2022 Q4 2022 – Prior period information includes branches that were closed or consolidated prior to December 31, 2022. – Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. Oregon and Portland MSA Funds Under Management = Loans + Deposits $43 $112 $856 $973 $1,347 $1,256 $1,235 $1,245 $1,350 $1,388 $379 $475 $490 $499 $491 $522 $602 $664 $477 $498 $676 $723 $733 $719 $748 $724 Total loans, excluding SBA PPP loans SBA PPP loans Deposits 2016 2017 2018 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022

11 POTENTIAL GROWTH OPPORTUNITIES – Map obtained from S&P Global Market Intelligence. – Certain locations of bank headquarters overlap on the map. – Financial information as of the most recent quarter publicly available. • Long-term goal to build a PNW regional commercial community bank; potential opportunities for M&A and production team lift-outs in OR and ID in addition to WA. • HFWA positioned to be the acquiror of choice in the Pacific Northwest. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 11 banks between $200 million and $500 million in assets – 20 banks between $500 million and $1.0 billion in assets – 15 banks between $1.0 billion and $3.5 billion in assets • Financial parameters include 15% IRR and earnback of < 3 years. Bank headquarters

Heritage Financial CORPORATION

HISTORICAL GROWTH ORGANIC AND ACQUISITIVE



Merged with
Washington Banking Company $1.7B in assets
Acquired
Puget Sound Bancorp $639MM in assets
Premier Commercial Bancorp $440MM in assets
Acquired
Valley Community Bancshares $254MM in assets
Northwest Commercial Bank $65MM in assets
Completed 2 FDIC deals
Pierce Commercial Bank $211MM in assets
Cowlitz Bank $345MM in assets
$12.21
$12.99
$13.10
$13.16
$13.31
$15.02
$15.68
$16.08
$16.88
$20.63
$22.10
$22.85
$24.34
$23.40
$22.94
$22.13
$22.73
$11.00
$12.03
$12.16
$12.23
$11.40
$10.73
$11.41
$11.86
$12.70
$13.54
$13.74
$15.07
$14.78
$15.77
$15.08
$17.19
$16.92
$17.25
$16.27
$17.59
$15.83
$18.03
$15.04
$18.50
$15.66
$1,015
$556
$812
$1,369
$1,346
$319
$1,340
$1,747
$1,712
$3,651
$3,879
$4,113
$1,079
$4,238
$5,553
$6,615
$7,432
$7,484
$7,316
$7,200
$6,980
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Organic
Book value per share (GAAP)
Tangible book value per share, excluding AOCI (non-GAAP)
Acquired Assets
Tangible book value per share (non-GAAP)

- Refer to Appendix for calculation of non-GAAP financial measures.
- Accumulated other comprehensive income or loss ("AOCI")
- Tangible book value per share, excluding AOCI approximates tangible book value per share for the periods prior to 2018.

12

13 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Aquired Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed our Capital Markets Group as result of the added expertise 2017 • Added a commercial banking team in Portland, Oregon • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added a commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 10, 2023) • Expectation to continue to expand in this market Bank Acquisitions and Team Additions Over Past 10 Years Bank Acquisition Team Addition

Heritage Financial CORPORATION

DEPOSIT MARKET SHARE

Washington & Oregon - 2008

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$32,880	20.36%
2	U.S. Bancorp (MN)	18,200	11.27%
3	Washington Mutual Inc. (WA)	18,044	11.17%
4	Wells Fargo & Co. (CA)	13,983	8.66%
5	KeyCorp (OH)	11,282	6.99%
6	Sterling Financial Corp. (WA)	6,315	3.91%
7	Washington Federal Inc. (WA)	4,697	2.91%
8	Umpqua Holdings Corp. (OR)	3,683	2.28%
9	Banner Corp. (WA)	3,511,650	2.17%
10	Frontier Financial Corp. (WA)	3,304	2.05%
11	Columbia Banking System Inc. (WA)	2,401	1.49%
12	W.T.B. Financial Corp. (WA)	2,356	1.46%
13	West Coast Bancorp (OR)	2,082	1.29%
14	HomeStreet Inc. (WA)	1,268	0.79%
15	Cascade Bancorp (OR)	1,142	0.71%
16	AmericanWest Bancorp. (WA)	1,100	0.68%
17	Horizon Financial Corp. (WA)	1,097	0.68%
18	Yakima Federal S&L Assoc. (WA)	1,094	0.68%
19	BNP Paribas SA	1,002	0.62%
20	Cascade Financial Corp. (WA)	993	0.62%
21	City Bank (WA)	955	0.59%
22	Columbia Bancorp (OR)	940	0.58%
23	Venture Financial Group Inc. (WA)	917	0.57%
24	First Financial Northwest Inc. (WA)	868	0.54%
25	Peoples Bancorp (WA)	846	0.52%
26	Cashmere Valley Financial Corp. (WA)	842	0.52%
27	Heritage Financial Corp. (WA)	802	0.50%
28	Liberty Financial Group Inc. (OR)	778	0.48%
29	Washington Banking Co. (WA)	734	0.45%
30	First Indep. Investment Group Inc. (WA)	684	0.42%
31	Pacific Continental Corp. (OR)	677	0.42%
32	PremierWest Bancorp (OR)	664	0.41%
33	Riverview Bancorp Inc. (WA)	630	0.39%
34	Olympic Bancorp Inc. (WA)	627	0.39%
35	Zions Bancorp. NA (UT)	572	0.35%
36	Whitman Bancorp. Inc. (WA)	528	0.33%
37	Washington First Financial Group Inc. (WA)	515	0.32%
38	First Fed. S&L Assoc. of Port Angeles (WA)	496	0.31%
39	Skagit Bancorp Inc. (WA)	486	0.30%
40	Timberland Bancorp Inc. (WA)	480	0.30%
	Total For Institutions In Market	$161,492	

Out of 148 Institutions

Washington & Oregon - 2013

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$34,290	19.44%
2	U.S. Bancorp (MN)	24,912	14.12%
3	Wells Fargo & Co. (CA)	22,985	13.03%
4	JPMorgan Chase & Co. (NY)	15,638	8.87%
5	KeyCorp (OH)	11,806	6.69%
6	Washington Federal Inc. (WA)	6,217	3.52%
7	Columbia Banking System Inc. (WA)	5,840	3.31%
8	Umpqua Holdings Corp. (OR)	5,499	3.12%
9	Sterling Financial Corp. (WA)	5,203	2.95%
10	Mitsubishi UFJ Financial Group Inc.	3,475	1.97%
11	Banner Corp. (WA)	3,255	1.85%
12	W.T.B. Financial Corp. (WA)	3,180	1.80%
13	HomeStreet Inc. (WA)	1,613	0.91%
14	SKBHC Holdings LLC (WA)	1,551	0.88%
15	Washington Banking Co. (WA)	1,411	0.80%
16	Yakima Federal S&L Assoc. (WA)	1,402	0.79%
17	BNP Paribas SA	1,315	0.75%
18	Heritage Financial Corp. (WA)	1,227	0.70%
19	Peoples Bancorp (WA)	1,119	0.63%
20	Cashmere Valley Bank (WA)	1,094	0.62%
21	Pacific Continental Corp. (OR)	1,075	0.61%
22	Opus Bank (CA)	968	0.55%
23	East West Bancorp Inc. (CA)	925	0.52%
24	Olympic Bancorp Inc. (WA)	807	0.46%
25	HSBC Holdings PLC	802	0.45%
26	Cascade Bancorp (OR)	800	0.45%
27	Zions Bancorp. NA (UT)	774	0.44%
28	Skagit Bancorp Inc. (WA)	667	0.38%
29	Riverview Bancorp Inc. (WA)	660	0.37%
30	First Financial Northwest Inc. (WA)	642	0.36%
31	First Fed. S&L Assoc. of Port Angeles (WA)	598	0.34%
32	Timberland Bancorp Inc. (WA)	596	0.34%
33	Pacific Financial Corp. (WA)	591	0.34%
34	Baker Boyer Bancorp (WA)	468	0.27%
35	Olympia Federal S&L Association (WA)	465	0.26%
36	Home Federal Bancorp Inc. (ID)	451	0.26%
37	First Citizens BancShares Inc. (NC)	416	0.24%
38	Citizens Bancorp (OR)	404	0.23%
39	Coastal Financial Corp. (WA)	349	0.20%
40	Evergreen Federal Bank (OR)	336	0.19%
	Total For Institutions In Market	$176,371	

Out of 120 Institutions

Washington & Oregon - 2022

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$64,497	18.59%
2	U.S. Bancorp (MN)	47,190	13.60%
3	JPMorgan Chase & Co. (NY)	46,617	13.44%
4	Wells Fargo & Company (CA)	40,551	11.69%
5	KeyCorp (OH)	18,670	5.38%
6	Umpqua Holdings Corporation (OR)	17,658	5.09%
7	Columbia Banking System, Inc. (WA)	15,407	4.44%
8	Banner Corporation (WA)	10,879	3.14%
9	Washington Federal, Inc. (WA)	10,190	2.94%
10	W.T.B. Financial Corporation (WA)	8,045	2.32%
11	Heritage Financial Corporation (WA)	6,338	1.83%
12	HomeStreet, Inc. (WA)	4,490	1.29%
13	First Interstate BancSystem, Inc. (MT)	3,566	1.03%
14	BNP Paribas SA	2,714	0.78%
15	First Republic Bank (CA)	2,708	0.72%
16	Coastal Financial Corporation (WA)	2,700	0.72%
17	Peoples Bancorp (WA)	2,500	0.59%
18	Mitsubishi UFJ Financial Group, Inc.	2,497	0.57%
19	FS Bancorp, Inc. (WA)	2,033	0.78%
20	Cashmere Valley Bank (WA)	1,964	0.29%
21	East West Bancorp, Inc. (CA)	1,692	0.78%
22	Timberland Bancorp, Inc. (WA)	1,665	0.49%
23	First Northwest Bancorp (WA)	1,598	0.44%
24	Zions Bancorp. NA (UT)	1,540	0.48%
25	Olympic Bancorp, Inc. (WA)	1,522	0.43%
26	Riverview Bancorp, Inc. (WA)	1,507	0.46%
27	Yakima Federal S&L Assoc. (WA)	1,498	0.44%
28	Pacific Financial Corporation (WA)	1,204	0.43%
29	First Financial Northwest, Inc. (WA)	1,194	0.34%
30	Glacier Bancorp, Inc. (MT)	1,049	0.35%
31	HSBC Holdings plc	1,020	0.25%
32	Citizens Bancorp (OR)	949	0.30%
33	Pacific Premier Bancorp, Inc. (CA)	867	0.27%
34	Summit Bank Group, Inc. (OR)	861	0.23%
35	Cathay General Bancorp (CA)	822	0.25%
36	Sound Financial Bancorp, Inc. (WA)	790	0.22%
37	First Citizens BancShares, Inc. (NC)	772	0.22%
38	BEO Bancorp (OR)	771	0.21%
39	PBCO Financial Corporation (OR)	751	0.20%
40	Baker Boyer Bancorp (WA)	728	0.22%
	Total For Institutions In Market	$346,970	

Out of 84 Institutions

- Data obtained from S&P Global Market Intelligence as of June 30 for the year indicated.

14

FINANCIAL UPDATE

16 FINANCIAL UPDATE - Q4 2022 • Net income was $22.5 million, or $0.64 per diluted share, for the fourth quarter of 2022 compared to $21.0 million, or $0.59 per diluted share, for the third quarter of 2022 and $19.4 million, or $0.55 per diluted share, for the fourth quarter of 2021. • Loans receivable increased $49.6 million, or 1.2% (4.9% annualized), in the fourth quarter of 2022. • Loans receivable increased $235.2 million, or 6.2% for the year ended December 31, 2022. Excluding SBA PPP loan repayments of $144.4 million, loans receivable increased $379.6 million for the year ended December 31, 2022. • Net interest income increased $3.8 million, or 6.4%, to $63.1 million for the fourth quarter of 2022 compared to $59.3 million for the third quarter of 2022, and increased $15.2 million, or 31.7% compared to $47.9 million for the fourth quarter of 2021. • Net interest margin increased to 3.98% for the fourth quarter of 2022 from 3.57% for the third quarter of 2022 and 2.85% for the fourth quarter of 2021. • Cost of total deposits was 0.16% for the fourth quarter of 2022 compared to 0.09% for both the third quarter of 2022 and the fourth quarter of 2021. • Expanded geographic footprint into Idaho with the opening of a branch in Boise on January 10, 2023. • Declared a regular cash dividend of $0.22 per share on January 25, 2023, an increase of 4.8% from the $0.21 regular cash dividend per share declared in the third quarter of 2022.

17 $3,669 $4,336 $4,181 $3,853 $3,836 $3,773 $3,812 $3,860 $3,963 5.17% 4.44% 4.54% 4.52% 4.34% 4.43% 4.42% 4.41% 4.30% 4.51% 4.86% 4.13% 4.20% 4.15% 4.49% 4.85% Average loans Loan yield Loan yield, excl. SBA PPP (non-GAAP) 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Average Loan Balances and Loan Yields Commercial & industrial 17.1% SBA PPP 0.0% Owner- occupied CRE 23.1% Non-owner occupied CRE 39.2% Residential real estate 8.5% Construction & land development 7.3% Consumer 4.8% LOAN PORTFOLIO Current Quarter Loan Portfolio Composition Loan Portfolio Repricing Schedule (excluding SBA PPP loans) 35.7% 33.9% 30.6% 28.6% 26.0% 25.5% 26.0% 22.0% 20.3% 21.3% 22.4% 23.9% 23.0% 21.7% 42.3% 45.8% 48.1% 49.0% 50.1% 51.5% 52.3% Fixed rate Floating (<3 month repricing) Adjustable (>3 month repricing) 2019 2020 2021 Q1 2022 Q2 2022 Q2 2022 Q4 2022 – Loan yield calculation incorporates the average balance of loans receivable, net and loans held for sale. – Refer to Appendix for calculation of non-GAAP financial measure. 4.62%

18 LOAN PORTFOLIO COMPOSITION $3,768 $4,469 $3,816 $3,821 $3,874 $4,001 $4,051 $852 $733 $622 $652 $699 $735 $692 $805 $857 $931 $936 $951 $959 $937 $1,289 $1,410 $1,493 $1,505 $1,516 $1,547 $1,587 $132 $123 $165 $223 $265 $296 $344 $275 $306 $227 $222 $219 $253 $294 $415 $325 $232 $218 $213 $207 $196 $715 $146 Commercial & industrial Owner-occupied CRE Non-owner occupied CRE Residential real estate Construction & land development Consumer SBA PPP 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022

19 New Commitments Originated $23 $22 $43 $29 $21 $45 $75 $61 $47 $66 $329 $222 $283 $277 $329 Consumer Residential Commercial, excl. SBA PPP Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 LOAN PRODUCTION – Q1 2022, Q2 2022, Q3 2022, and Q4 2022 residential commitments originated include $42.2 million, $27.3 million, $29.0 million and $40.5 million of purchased loans, respectively.

20 Construction Commitments $580 $486 $488 $472 $489 $542 $686 $275 $306 $227 $222 $219 $253 $294 $305 $180 $261 $250 $270 $289 $392 Outstanding Balance Available Credit 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 35.06% 25.62% 25.17% 28.53% 30.90% 35.43% 29.83% 47.41% 62.96% 46.52% 47.03% 44.79% 46.68% 42.86% 36.28% 32.91% 31.37% 31.38% 31.35% 31.80% 31.14% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - Commercial and Industrial Loan LOCs 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 LINE OF CREDIT ("LOC") UTILIZATION LOC Utilization Rates

21 CHANGES IN LOANS RECEIVABLE $4,001 $203 $(85) $(49) $(20) $4,051 Loans receivable at September 30, 2022 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at December 31, 2022 $3,874 $207 $(80) $(55) $55 $4,001 Loans receivable at June 30,2022 Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at September 30, 2022 Change in loans - Q4 2022 Change in loans - Q3 2022

Heritage Financial CORPORATION

COMMERCIAL LOAN EXPOSURE

Commercial Business Loans by Industry Exposure


Health care and social assistance 9.7%
Accommodation and food services 5.1%
Retail trade 4.9%
Construction 4.0%
Other Services (except Public administration) 3.0%
Manufacturing 2.8%
All other industries 17.2%
Real estate and rental and leasing 53.3%

Industry	Amount	WARR at 12/31/2021	WARR at 9/30/2022	WARR at 12/31/2022
Real estate, rental and leasing	$1,712	4.4	4.4	4.4
Health care and social assistance	313	4.5	4.6	4.6
Accommodation and food services	165	6.3	5.8	5.4
Retail trade	158	4.6	4.5	4.4
Construction	129	4.6	4.6	4.7
Other services (except Public administration)	98	4.7	4.6	4.6
Manufacturing	92	5.1	5.1	5.0
All other industries	549	4.5	4.4	4.4
Total	**$3,216**	**4.6**	**4.5**	**4.5**

CRE Loans only by Collateral Type


Recreational / school 2.8%
Other 10.5%
Office 23.0%
Mini-storage 5.9%
Warehouse 5.8%
Single purpose 4.5%
Motel / hotel 5.1%
Mixed use property 6.1%
Multi-family 10.2%
Retail store / shopping center 11.6%
Industrial 14.5%

Collateral Type	Amount	WARR at 12/31/2021	WARR at 9/30/2022	WARR at 12/31/2022
Office	$580	4.3	4.3	4.3
Industrial	367	4.4	4.4	4.5
Retail store / shopping center	292	4.6	4.6	4.6
Multi-family	257	4.3	4.3	4.3
Mixed use property	155	4.7	4.6	4.5
Motel / hotel	129	6.1	5.7	5.4
Single purpose	113	4.3	4.6	4.5
Warehouse	147	4.6	4.6	4.6
Mini-storage	149	4.8	4.2	4.2
Recreational / school	71	5.1	4.9	4.9
Other	265	4.7	4.8	4.7
Total	**$2,525**	**4.6**	**4.5**	**4.5**

- Categorized by NAICS code.
- Excludes SBA PPP loans.
- WARR = Weighted average risk rating.

22

23 $45 $58 $24 $17 $10 $6 $6 Nonaccrual loans OREO Nonperforming assets to total assets 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 0.82% 0.88% 0.32% 0.22% 0.14% 0.09% 0.08% NONPERFORMING ASSETS $1 0.09% 0.07% 0.01% (0.03)% 0.05% (0.05)% 0.00% (0.05)% (0.02)% Net charge-offs (recoveries) on loans to average loans, annualized 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022

24 CRITICIZED LOANS $143 $291 $183 $175 $166 $150 $135 $45 $58 $24 $17 $10 $6 $6 $49 $100 $89 $95 $84 $60 $60 $49 $132 $71 $63 $72 $84 $69 Substandard - nonaccrual Substandard - accrual Special mention 2019 2020 2021 Q1 2022 Q2 2022 Q3 200 Q4 2022 Criticized Loans by Collateral Type Commercial & industrial 23.1% Owner- occupied CRE 28.6% Non-owner occupied CRE 40.3% Residential real estate 0.1% Construction & land development 6.2% Consumer 1.7% Criticized Loans by Loan Segment Motel / hotel 24.7% Office 17.0% Retail store / shopping center 9.3%Mixed use property 5.3% Elder care 6.2% Farms 3.4% Assisted Living 4.2% Restaurant 2.0% Industrial 6.7% Warehouse 3.1% Other CRE 5.6% Non-CRE 12.5%

25– Refer to Appendix for calculation of non-GAAP financial measure. $36 $70 $42 $40 $40 $42 $43 ACL on loans ($) ACL on loans / Loans (%) ACL on loans / Loans excl. SBA PPP (non-GAAP) (%) 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 0.96% 1.57% 1.11% 1.06% 1.02% 1.05% 1.06% 1.87% 1.15% 1.07% 1.03% 1.05% 1.06% ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS KD 1/11/23 This slide doesn't seem useful anymore. Thoughts? JN - Yes; they are looking at trends. At some point we can get rid of ACL ex PPP though.

26 $4,461 $5,298 $6,090 $6,398 $6,374 $6,409 $6,391 $6,374 $6,118 0.37% 0.23% 0.10% 0.11% 0.09% 0.09% 0.09% 0.09% 0.16% Average deposits Cost of total deposits 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Deposit Composition DEPOSITS Deposit Balances and Cost of Total Deposits 31.8% 35.5% 36.7% 36.9% 36.7% 37.0% 35.5% 29.3% 30.6% 30.4% 31.1% 31.3% 32.0% 30.9% 16.4% 17.2% 17.5% 16.9% 16.8% 16.0% 17.9% 11.1% 9.6% 10.0% 10.0% 10.3% 10.4% 10.5% 11.4% 7.1% 5.4% 5.1% 4.9% 4.6% 5.2% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022

27 $952 $802 $1,278 $2,098 $1,278 $1,462 $1,803 $2,129 $2,098 $243 $153 $757 $1,203 $268 $290 $427 $438 $48 2.75% 2.40% 2.13% 2.48% 2.12% 1.96% 2.15% 2.63% 2.92% Portfolio yield New purchases 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Investment Balances and Investment Yield INVESTMENT PORTFOLIO Investment Portfolio Composition (at fair value) US government and agencies 9.0% Municipal securities 7.6% Residential CMO and MBS 34.8% Commercial CMO and MBS 47.3% Corporate obligations 0.2% Other asset- backed securities 1.1% 3.15 2.69 4.85 4.93 3.59 5.64 6.76 4.08 4.85 5.52 5.28 4.98 4.935.20 4.51 3.96 4.09 2.39 Duration - total portfolio Duration - new purchases only 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Portfolio Duration Strong Credit Quality of Portfolio Invested: • 91.3% in U.S. government and agency securities • 8.4% AA rated or better • 0.3% less than AA rated

28 3.23% (0.42)% 0.11% 0.33% 0.11% (0.01)% 3.35% YTD Q4 2021 PPP loans Loan yield Investments Interest earning deposits Total interest bearing liabilities YTD Q4 2022 4.22% 3.63% 3.23% 3.35% 2.85% 2.84% 3.04% 3.57% 3.98% 4.12% 3.57% 3.18% 3.33% 2.83% 2.81% 3.02% 3.54% 3.97% NIM, excluding accretion on purchased loans (non-GAAP) Accretion 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 NET INTEREST MARGIN – Refer to Appendix for calculation of non-GAAP financial measures. 3.57% (0.02)% 0.44% 0.17% (0.11)% (0.07)% 3.98% QTD Q3 2022 PPP loans Loan yield Investments Interest earning deposits Total interest bearing liabilities QTD Q4 2022 Change in Net Interest Margin QTD Q4 2022 vs. QTD Q3 2022 Change in Net Interest Margin YTD Q4 2022 vs. YTD Q4 2021 Net Interest Margin (GAAP)

29 Asset Repricing Composition at December 31, 2022 Floating rate (<3 month repricing) Adjustable rate (>3 month repricing) Fixed rate Total Interest earning deposits $ 29 $ — $ — $ 29 Total investment securities, at fair value 103 9 1,893 2,005 Loans receivable (excluding SBA PPP) 878 1,052 2,121 4,051 Total interest earning assets $ 1,010 $ 1,061 $ 4,014 $ 6,085 % of total interest earning assets 16.6% 17.4% 65.9 % Total noninterest earning assets 895 Total assets $ 6,980 % of total assets 14.5% 15.2% 57.5 % INTEREST EARNING ASSETS Average Interest Earning Assets Composition 77.6% 67.6% 56.9% 58.3% 54.4% 54.7% 57.2% 58.4% 62.9% 10.7% 8.6% 0.6% 3.1% 1.6% 0.5% 0.1% 0.1% 20.3% 16.0% 15.8% 27.2% 17.5% 21.2% 24.0% 30.4% 33.5% 5.7% 18.7% 14.0% 25.0% 22.5% 18.3% 11.1% Interest earning deposits Investment securities SBA PPP loans Loans receivable, net, excl. SBA PPP 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 2.1% 3.5%

30 $67.6 $46.6 $98.0 $81.9 $85.4 $89.3 $91.1 $98.0 Net income (GAAP) PTPP income (non-GAAP) 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 $19.4 $19.8 $18.6 $21.0 $22.5 $19.3 $19.8 $21.4 $27.6 $29.3 PROFITABILITY TRENDS ROAE (GAAP) and ROATCE (non-GAAP) Noninterest Expense/Avg. Assets ROAA (GAAP) and PTPP ROAA (non-GAAP) 1.25% 0.74% 1.38% 1.12% 1.04% 1.08% 1.01% 1.13% 1.26% 1.58% 1.42% 1.28% 1.34% 1.03% 1.08% 1.16% 1.49% 1.64% ROAA (GAAP) PTPP ROAA (non-GAAP) 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Net Income (GAAP) and PTPP Income (non- GAAP), in millions 13.35% 8.98% 17.05% 14.94% 13.27% 13.83% 13.68% 15.20% 17.21% 8.56% 5.78% 11.64% 10.08% 9.06% 9.47% 9.19% 10.27% 11.46% ROAE (GAAP) ROATCE (non-GAAP) 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 2.71% 2.37% 2.09% 2.06% 2.06% 1.95% 1.94% 2.11% 2.26% 2019 2020 2021 2022 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 – Refer to Appendix for calculation of non-GAAP financial measures – ROAA - Return on average assets – PTPP - Pre-tax, pre-provision – ROAE - Return on average equity – ROATCE - Return on average tangible common equity

Heritage Financial CORPORATION

CAPITAL AND SOURCES OF LIQUIDITY

Equity Ratios



14.6%
12.4%
11.5%
11.0%
11.0%
10.8%
11.4%
10.4%
8.9%
8.4%
8.3%
8.7%
9.0%
9.5%
10.2%
8.5%
8.3%
7.9%
7.9%
7.6%
8.2%
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Stockholders' equity to total assets (GAAP)
Tangible common equity ("TCE") to tangible assets (non-GAAP)
TCE, excluding AOCI, to tangible assets, excluding UGL (non-GAAP)

Tier 1 Leverage Ratio



10.6%
9.0%
8.7%
8.8%
8.9%
9.2%
9.7%
5.6%
4.0%
3.7%
3.8%
3.9%
4.2%
4.7%
5.0%
5.0%
5.0%
5.0%
5.0%
5.0%
5.0%
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Well-capitalized
Excess capital

Total Risk Based Capital



12.8%
14.0%
14.8%
14.7%
14.4%
14.0%
14.0%
2.8%
4.0%
4.8%
4.7%
4.4%
4.0%
4.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
10.0%
2019
2020
2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Well-capitalized
Excess capital

Primary and Secondary Sources of Liquidity

Source	December 31, 2022
Cash and cash equivalents	$104
Unencumbered investment securities	1,324
FHLB and FRB borrowing availability	1,273
Fed fund lines	215
Brokered CD capacity	889
Total	**$3,805**

- Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports.
- Refer to Appendix for calculation of non-GAAP financial measures.
- Well-capitalized represents FDIC well-capitalized ratio threshold for banks. The minimum capital ratio requirement for Tier 1 leverage and Total risk based capital is 4.0% and 8.0%, respectively.
- Brokered CD capacity limited to 15% of total deposits in accordance with Bank's Asset and Liability Management policy.

31

SHAREHOLDER RETURN

Heritage Financial CORPORATION

TOTAL SHAREHOLDER RETURN

Stock Summary

Ticker	HFWA
Exchange	NASDAQ
Stock price	$29.45
Market capitalization (in billions)	$1,033.8
Dividend yield (regular dividend only)	2.85%

Average Daily Volume (3 month)	
Average daily volume (shares)	191,985
Average daily volume ($000s)	$5,654

52-Week High and Low Price	
52-week high (November 10, 2022)	34.34
52-week low (January 31, 2022)	23.31

Per Share	
Tangible book value per share	$15.66
EPS - 2022E	$2.29
EPS - 2023E	$2.61
Number of research analysts	6

Valuation Ratios	
Price / Tangible book value	188.1%
Price / 2022E EPS	12.8x
Price / 2023E EPS	11.3x

- Market information as of January 10, 2023.
- Dividend information as of January 26, 2023.

Diluted Earnings Per Share



$0.79
$0.24
$0.23
$0.16
$0.16
$1.25
$0.32
$0.32
$0.29
$0.32
$1.30
$0.33
$0.37
$0.30
$0.30
$1.39
$0.33
$0.35
$0.40
$0.31
$1.49
$0.45
$0.42
$0.35
$0.27
$1.83
$0.47
$0.48
$0.43
$0.45
$1.29
$0.66
$0.46
$0.34
-$0.17
$2.73
$0.55
$0.58
$0.90
$0.70
$2.30
$0.64
$0.59
$0.52
$0.56
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1
Q2
Q3
Q4

Dividends Per Share Declared



$0.50
$0.16
$0.09
$0.09
$0.08
$0.08
$0.53
$0.10
$0.11
$0.11
$0.11
$0.10
$0.72
$0.25
$0.12
$0.12
$0.12
$0.11
$0.61
$0.10
$0.13
$0.13
$0.13
$0.12
$0.72
$0.10
$0.17
$0.15
$0.15
$0.15
$0.84
$0.10
$0.19
$0.19
$0.18
$0.18
$0.80
$0.20
$0.20
$0.20
$0.20
$0.81
$0.21
$0.20
$0.20
$0.20
$0.84
$0.21
$0.21
$0.21
$0.21
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1
Q2
Q3
Q4
Special dividends

33

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2019	2020	2021	2022	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
PTPP Income and PTPP ROAA:									
Net income (GAAP)	$67,557	$46,570	$98,035	$81,875	$19,397	$19,757	$18,584	$20,990	$22,544
Exclude income tax expense	13,488	6,610	22,472	17,561	4,922	3,582	3,977	4,657	5,345
Exclude provision for (reversal of provision for) credit losses	4,311	36,106	(29,372)	(1,426)	(5,037)	(3,577)	(1,204)	1,945	1,410
PTPP income (non-GAAP)	$85,356	$89,286	$91,135	$98,010	$19,282	$19,762	$21,357	$27,592	$29,299
Average total assets	$5,411,078	$6,293,622	$7,126,250	$7,321,455	$7,403,597	$7,434,787	$7,385,616	$7,367,736	$7,100,844
ROAA, annualized (GAAP)	1.25 %	0.74 %	1.38 %	1.12 %	1.04 %	1.08 %	1.01 %	1.13 %	1.26 %
PTPP ROAA, annualized (non-GAAP)	1.58 %	1.42 %	1.28 %	1.34 %	1.03 %	1.08 %	1.16 %	1.49 %	1.64 %
Loan Yield, excluding SBA PPP Loans, annualized:									
Interest and fees on loans (GAAP)	$189,515	$192,417	$189,832	$174,275	$42,695	$41,025	$40,890	$43,847	$48,513
Exclude impact on loan yield from SBA PPP loan interest and fees	—	(19,472)	(32,109)	(5,215)	(4,928)	(3,081)	(1,782)	(275)	(77)
Adjusted interest and fees on loans (non-GAAP)	$189,515	$172,945	$157,723	$169,060	$37,767	$37,944	$39,108	$43,572	$48,436
Average loans receivable, net (GAAP)	$3,668,665	$4,335,564	$4,181,464	$3,852,604	$3,836,029	$3,773,325	$3,812,045	$3,859,839	$3,963,042
Exclude average SBA PPP loans	—	(589,635)	(549,422)	(37,533)	(204,436)	(109,594)	(34,090)	(5,726)	(2,250)
Adjusted average loans receivable, net (non-GAAP)	$3,668,665	$3,745,929	$3,632,042	$3,815,071	$3,631,593	$3,663,731	$3,777,955	$3,854,113	$3,960,792
Loan yield, annualized (GAAP)	5.17 %	4.44 %	4.54 %	4.52 %	4.42 %	4.41 %	4.30 %	4.51 %	4.86 %
Loan yield, excluding SBA PPP loans, annualized (non-GAAP)	5.17 %	4.62 %	4.34 %	4.43 %	4.13 %	4.20 %	4.15 %	4.49 %	4.85 %

- Dollars in thousands
- ROAA - Return on average assets
- PTPP - Pre-tax, pre-provision

35

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2019	2020	2021	2022	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
ROATCE:									
Net income (GAAP)	$67,557	$46,570	$98,035	$81,875	$19,397	$19,757	$18,584	$20,990	$22,544
Add amortization of intangible assets	4,001	3,525	3,111	2,750	759	704	704	671	671
Exclude tax effect of adjustment	(840)	(740)	(653)	(578)	(159)	(148)	(148)	(141)	(141)
Tangible net income (non-GAAP)	$70,718	$49,355	$100,493	$84,047	$19,997	$20,313	$19,140	$21,520	$23,074
Average stockholders' equity (GAAP)	$789,502	$805,580	$842,067	$811,942	$849,383	$846,085	$810,961	$811,052	$780,401
Exclude average intangible assets	(259,667)	(255,898)	(252,540)	(249,566)	(251,331)	(250,593)	(249,890)	(249,245)	(248,560)
Average tangible common stockholders' equity (non-GAAP)	$529,835	$549,682	$589,527	$562,376	$598,052	$595,492	$561,071	$561,807	$531,841
ROAE, annualized (GAAP)	8.56 %	5.78 %	11.64 %	10.08 %	9.06 %	9.47 %	9.19 %	10.27 %	11.46 %
ROATCE, annualized (non-GAAP)	13.35 %	8.98 %	17.05 %	14.94 %	13.27 %	13.83 %	13.68 %	15.20 %	17.21 %
Net Interest Margin, excluding Incremental Accretion on Purchased Loans, annualized:									
Net interest income (GAAP)	$199,682	$200,997	$205,789	$219,385	$47,908	$46,944	$50,048	$59,286	$63,107
Exclude incremental accretion on purchased loans	(4,876)	(3,446)	(2,638)	(1,436)	(387)	(584)	(270)	(398)	(184)
Adjusted net interest income (non-GAAP)	$194,806	$197,551	$203,151	$217,949	$47,521	$46,360	$49,778	$58,888	$62,923
Average total interest earning assets, net	$4,729,885	$5,535,236	$6,381,048	$6,547,040	$6,671,984	$6,694,578	$6,612,958	$6,592,361	$6,292,188
Net interest margin, annualized (GAAP)	4.22 %	3.63 %	3.23 %	3.35 %	2.85 %	2.84 %	3.04 %	3.57 %	3.98 %
Net interest margin, excluding incremental accretion on purchased loans, annualized (non-GAAP)	4.12 %	3.57 %	3.18 %	3.33 %	2.83 %	2.81 %	3.02 %	3.54 %	3.97 %

- Dollars in thousands
- ROATCE - Return on average tangible common equity
- ROAE - Return on average equity

36

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2019	2020	2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Tangible Common Equity to Tangible Assets and Tangible Common Equity to Tangible Assets, excluding AOCI:							
Total stockholders' equity (GAAP)	$809,311	$820,439	$854,432	$821,449	$805,366	$776,702	$797,893
Exclude intangible assets	(257,552)	(254,027)	(250,916)	(250,212)	(249,508)	(248,837)	(248,166)
Tangible common equity (non-GAAP)	$551,759	$566,412	$603,516	$571,237	$555,858	$527,865	$549,727
Exclude AOCI	10,378	25,018	9,396	(34,228)	(61,783)	(105,001)	(99,850)
Tangible common equity, excluding AOCI (non-GAAP)	$541,381	$541,394	$594,120	$605,465	$617,641	$632,866	$649,577
Total assets (GAAP)	$5,552,970	$6,615,318	$7,432,412	$7,483,814	$7,316,467	$7,200,312	$6,980,100
Exclude intangible assets	(257,552)	(254,027)	(250,916)	(250,212)	(249,508)	(248,837)	(248,166)
Tangible assets (non-GAAP)	$5,295,418	$6,361,291	$7,181,496	$7,233,602	$7,066,959	$6,951,475	$6,731,934
Exclude unrealized gain or loss of investment securities available for sale, net of tax	10,378	25,018	9,396	(34,228)	(61,783)	(105,001)	(99,850)
Tangible assets, excluding AOCI (non-GAAP)	$5,285,040	$6,336,273	$7,172,100	$7,267,830	$7,128,742	$7,056,476	$6,831,784
Stockholders' equity to total assets (GAAP)	14.6 %	12.4 %	11.5 %	11.0 %	11.0 %	10.8 %	11.4 %
Tangible common equity to tangible assets (non-GAAP)	10.4	8.9	8.4	7.9	7.9	7.6	8.2
Tangible common equity, excluding AOCI, to tangible assets, excluding UGL	10.2 %	8.5 %	8.3 %	8.3 %	8.7 %	9.0 %	9.5 %
ACL on Loans to Loans Receivable, excluding SBA PPP Loans:							
Allowance for credit losses on loans	$36,171	$70,185	$42,361	$40,333	$39,696	$42,089	$42,986
Loans receivable (GAAP)	$3,767,879	$4,468,647	$3,815,662	$3,821,178	$3,874,064	$4,001,295	$4,050,858
Exclude SBA PPP loans	—	(715,121)	(145,840)	(64,962)	(11,334)	(3,593)	(1,468)
Loans receivable, excluding SBA PPP (non-GAAP)	$3,767,879	$3,753,526	$3,669,822	$3,756,216	$3,862,730	$3,997,702	$4,049,390
ACL on loans to loans receivable (GAAP)	0.96 %	1.57 %	1.11 %	1.06 %	1.02 %	1.05 %	1.06 %
ACL on loans to loans receivable, excl. SBA PPP loans (non-GAAP)	0.96 %	1.87 %	1.15 %	1.07 %	1.03 %	1.05 %	1.06 %

- Dollars in thousands

37

38 2009 2010 2011 2012 2013 2014 2015 2016 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $158,498 $202,279 $202,520 $198,938 $215,762 $454,506 $469,970 $481,763 Exclude intangible assets (13,358) (14,965) (14,525) (14,098) (30,980) (129,918) (127,818) (126,403) Exclude preferred stock (23,487) — — — — — — — Tangible common equity (non-GAAP) $121,653 $187,314 $187,995 $184,840 $184,782 $324,588 $342,152 $355,360 Exclude AOCI (233) 377 1,736 1,744 (1,162) 3,378 2,559 (2,606) Tangible common equity, excluding AOCI (non-GAAP) $ 121,886 $ 186,937 $ 186,259 $ 183,096 $ 185,944 $ 321,210 $ 339,593 $ 357,966 Shares outstanding 11,057,972 15,568,471 15,456,297 15,117,980 16,210,747 30,259,838 29,975,439 29,954,931 Book value per share (GAAP) $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 Tangible book value per share (non-GAAP) $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 Tangible book value per share, excluding AOCI (non-GAAP) $11.02 $12.01 $12.05 $12.11 $11.47 $10.62 $11.33 $11.95 NON-GAAP FINANCIAL MEASURES – Dollars in thousands

39 Tangible Book Value Per Share (continued): 2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 Q4 Total stockholders' equity (GAAP) $505,305 $760,723 $809,311 $820,439 $854,432 $821,449 $805,366 $776,702 $797,893 Exclude intangible assets (125,117) (261,553) (257,552) (254,027) (250,916) (250,212) (249,508) (248,837) (248,166) Tangible common equity (non- GAAP) $380,188 $499,170 $551,759 $566,412 $603,516 $571,237 $555,858 $527,865 $549,727 Exclude AOCI (1,298) (7,455) 10,378 25,018 9,396 (34,228) (61,783) (105,001) (99,850) Tangible common equity, excluding AOCI (non-GAAP) 381,486 506,625 541,381 541,394 594,120 605,465 617,641 632,866 649,577 Shares outstanding 29,927,746 36,874,055 36,618,729 35,912,243 35,105,779 35,102,372 35,103,929 35,104,248 35,106,697 Book value per share (GAAP) $16.88 $20.63 $22.10 $22.85 $24.34 $23.40 $22.94 $22.13 $22.73 Tangible book value per share (non-GAAP) $12.70 $13.54 $15.07 $15.77 $17.19 $16.27 $15.83 $15.04 $15.66 Tangible book value per share, excluding AOCI (non-GAAP) $12.75 $13.74 $14.78 $15.08 $16.92 $17.25 $17.59 $18.03 $18.50 NON-GAAP FINANCIAL MEASURES – Dollars in thousands

40 As of Period End or for the Three Months Ended December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Profitability: Net income (GAAP) $ 19,397 $ 19,757 $ 18,584 $ 20,990 $ 22,544 Pre-tax, pre-provision net income (non-GAAP) 19,282 19,762 21,357 27,592 29,299 Diluted earnings per share $ 0.55 $ 0.56 $ 0.52 $ 0.59 $ 0.64 Return on average assets (GAAP) 1.04% 1.08% 1.01% 1.13% 1.26 % Pre-tax, pre-provision return on average assets (non-GAAP) 1.03 1.08 1.16 1.49 1.64 Return on average common equity (GAAP) 9.06 9.47 9.19 10.27 11.46 Return on average tangible common equity (non-GAAP) 13.27 13.83 13.68 15.20 17.21 Net interest margin 2.85 2.84 3.04 3.57 3.98 Efficiency ratio 66.6 64.4 62.6 58.7 58.0 Noninterest expense to average total assets 2.06% 1.95% 1.94% 2.11% 2.26 % Balance Sheet: Total assets $ 7,432,412 $ 7,483,814 $ 7,316,467 $ 7,200,312 $ 6,980,100 Loans receivable, net 3,773,301 3,780,845 3,834,368 3,959,206 4,007,872 Total deposits $ 6,394,290 $ 6,491,500 $ 6,330,190 $ 6,237,735 $ 5,924,840 Loan to deposit ratio 59.7% 58.9% 61.2% 64.1% 68.4 % Capital: Book value per share (GAAP) $ 24.34 $ 23.40 $ 22.94 $ 22.13 $ 22.73 Tangible book value per share (non-GAAP) $ 17.19 $ 16.27 $ 15.83 $ 15.04 $ 15.66 Tangible book value per share, excluding AOCI (non-GAAP) $ 16.92 $ 17.25 $ 17.59 $ 18.03 $ 18.50 Leverage ratio 8.7% 8.8% 8.9% 9.2% 9.7 % Total capital ratio 14.8% 14.7% 14.4% 14.0% 14.0 % Credit Quality: Nonperforming assets to total assets 0.32% 0.22% 0.14% 0.09% 0.08 % ACL on loans to loans receivable (GAAP) 1.11 1.06 1.02 1.05 1.06 ACL on loans to loans receivable, excluding SBA PPP (non-GAAP) 1.15% 1.07% 1.03% 1.05% 1.06% – Dollars in thousands – Refer to Appendix for calculation of non-GAAP financial measure. QUARTERLY FINANCIAL STATISTICS